Exhibit 99.1

Filed by Mainland Resources, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: American Exploration Corporation
Commission File Number: 000-52542

Mainland Resources, Inc. 21 Waterway Avenue, Suite 300 The Woodlands, Texas 77380 info@mainlandresources.com

NEWS RELEASE

Mainland Provides Update On Completion Program For The Buena Vista Burkley-Phillips #1 Well, Mississippi

Houston, Texas - March 29, 2011- Mainland Resources, Inc. (the "Company" or "Mainland") (OTCQB: MNLU, Frankfurt: 5MN) is progressing with the planning and design of the completion program for the Burkley-Phillips #1 well drilled in Jefferson County, Mississippi, allowing the Company to flow test the well and further determine its resource potential.

Mainland previously announced on February 23, 2011 that it had retained the services of Stephen Schubarth to design and supervise the hydraulic fracture treatment ("frac") of its Burkley-Phillips #1 Well in Jefferson County, Mississippi.

Mainland CEO Mike Newport states, "Mr. Schubarth has commenced the work on the "frac" for the well. The current design is being structured to address three (3) different reservoir zones, extending from the Knowles Lime through the Bossier/Haynesville Shale and will be designed to connect as many of the shales together as possible for an optimal production rate."

Notably, Mr. Schubarth consulted directly with Leor Energy on designing the fracture stimulation for its Amoruso Prospect, which was a very successful Bossier reservoir play in East Texas. Leor had acquired mineral leases in East Texas in early 2003, and eventually sold its Deep Bossier interests, including the Amoruso Prospect, to a subsidiary of Encana.

The Company believes that Mr. Schubarth's experience with the Amoruso Field will benefit the Company given that Amoruso has several similarities to Mainland's Mississippi Buena Vista Prospect. The gas-bearing reservoir in both areas is within the Late Jurassic period and has a thickness of 2000 to 3000 feet. The succession consists of stacked shales and porous sandstones trapped within a very high pressure, high temperature environment. Amoruso was also developed by drilling vertical wells with fracture design and treatment expected to be similar to that needed at Buena Vista.

Mr. Schubarth has nearly 30 years of experience with companies including Halliburton Energy Services, Chevron U.S.A., Inc., and Arco Oil & Gas. His expertise includes Production and Reservoir Engineering, well completion design and production enhancement.

Additionally, the Company has requested bids from several industry leading companies to execute the frac stimulation and will select a provider from bids received.

Mainland is in the process of ordering completion equipment and has sourced longer lead equipment, including production casing, wellhead, tubing and other surface facilities to be installed on the well. They are also working on orders for the production packer and various other down-hole items required at and for completion.

Mainland expects to commence completion operations during the third quarter of 2011 and anticipates a timeline of approximately three to five weeks.

Mainland and its working interest partners control in excess of 17,800 net acres or 28 sections on the Buena Vista prospect area on which the Burkley-Phillips #1 well was drilled to 22,000 feet, cored and logged. Upon successful completion of its proposed merger with American Exploration, Mainland would own 92% of the 28 sections in the Buena Vista prospect. As recently announced, core analysis has determined that gas in place in the Buena Vista prospect could be up to 500 BCF/section based on the cored interval.

About Mainland Resources, Inc.

Mainland Resources, Inc. is engaged in the exploration of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of acreage in emerging and early developing oil and gas regions with the potential for material discoveries.

For information see: http://www.mainlandresources.com

Symbol:    MNLU - OTCQB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

Contact:   Investor Relations (USA)
                 Toll-Free North America +1-877-662-3668

                 Investor Relations (Europe)
                 Tel. +49-69-7593-8408

Safe Harbour Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Important Additional Information Will Be Filed With the SEC

THE COMPANY AND AMERICAN EXPLORATION CORPORATION INTEND TO FILE CERTAIN MATERIALS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION BETWEEN THE PARTIES ANNOUNCED ON MARCH 23, 2010, INCLUDING THE FILING BY THE COMPANY WITH THE SEC OF A REGISTRATION STATEMENT ON FORM S-4, WHICH WILL INCLUDE A PRELIMINARY PROSPECTUS AND RELATED MATERIALS TO REGISTER THE SECURITIES OF THE COMPANY TO BE ISSUED IN EXCHANGE FOR SECURITIES OF AMERICAN EXPLORATION. THE REGISTRATION STATEMENT WILL INCORPORATE A JOINT PROXY STATEMENT/ PROSPECTUS THAT THE COMPANY AND AMERICAN EXPLORATION PLAN TO FILE WITH THE SEC AND MAIL TO THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH OBTAINING STOCKHOLDER APPROVAL OF THE PROPOSED MERGER. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AMERICAN EXPLORATION, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND AMERICAN EXPLORATION, THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE COMPANY'S SECURITY HOLDERS WILL ALSO RECEIVE INFORMATION AT AN APPROPRIATE TIME ON HOW TO OBTAIN THESE DOCUMENTS FREE OF CHARGE FROM THE COMPANY. IN ANY EVENT, DOCUMENTS FILED BY THE COMPANY WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY CONTACTING THE COMPANY AT: MAINLAND RESOURCES, INC.; ATTENTION: MR. WILLIAM THOMAS, CFO; 21 WATERWAY AVENUE, SUITE 300, THE WOODLANDS, TEXAS 77380; FACSIMILE: (713) 583-1162.

EACH OF THE COMPANY AND AMERICAN EXPLORATION, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, ALSO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION DESCRIBED HEREIN. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION DESCRIBED HEREIN WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE.